Exhibit 10.32

***  Where this marking appears throughout this Exhibit 10.32, information has been omitted pursuant to a request for confidential treatment; a complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

MEMORANDUM OF UNDERSTANDING

(ACE BASIC CARD and ACE ELITE CARD)

THIS MEMORANDUM OF UNDERSTANDING (this “MOU”) is entered into on September 9, 2010 (the “MOU Effective Date”), by and between ACE Cash Express, Inc. (“ACE”) and NetSpend Corporation (“NetSpend”).  Reference is made to the Fourth Amended and Restated Independent Agency Agreement, dated as of June 2, 2008 (the “Agency Agreement”), by and between ACE and NetSpend.  Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Agency Agreement.

This MOU sets forth the parties’ understanding with respect to the basic terms and conditions with respect to which ACE Basic Cards and ACE Elite Cards will be offered (the “Offering”).  For purposes of this MOU, “ACE Basic Cards” and “ACE Elite Cards” are ACE/NetSpend Cards with the features set forth on Schedule 1 hereto (subject to paragraph 7 below).

NetSpend and ACE have agreed on an initial plan with respect to the Offering as follows:

MATTERS NOT RELATING SPECIFICALLY TO ACE ELITE CARDS

1.                                       Subject to paragraph 2 below, NetSpend agrees that ***.

ACE acknowledges and agrees that ***.

For purposes of this Agreement:

(i)            an “Active ACE/NetSpend Card” as of a specified date is an ACE/NetSpend Card that has had a PIN or signature-based purchase transaction, a direct deposit load, a load transaction at a retailer location or an ATM withdrawal within the previous *** months;

(ii)           an “Inactive ACE/NetSpend Card” as of a specified date is an ACE/NetSpend Card that is not an Active ACE/NetSpend Card as of such date; and

(iii)          an “Inactive Funded ACE/NetSpend Card” as of a specified date is an Inactive ACE/NetSpend Card as of such date that has been loaded at any time during its lifetime with funds in an aggregate amount of at least $***.

2.                                       Notwithstanding anything to the contrary contained herein, beginning July 31, 2010, NetSpend will be entitled to market and promote overdraft to such holders of ACE/NetSpend Cards as determined by NetSpend in its sole discretion.  NetSpend agrees to pay ACE fees with respect to overdraft fees collected by NetSpend with respect to ACE/NetSpend Cards as set forth in Schedule 2 hereto.

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In the event that a holder of an Active ACE/NetSpend Card calls NetSpend to inquire about and obtain access to the iAdvance line of credit product or any other credit product offered by NetSpend, NetSpend will first promote the overdraft feature of the ACE Elite Card to such holder.  If such holder continues to inquire about a line of credit offered by NetSpend, NetSpend is permitted to market to such holder a NetSpend card with the iAdvance line of credit feature or another credit product offered by NetSpend or the Issuing Bank (a “Premier or Successor Card”) without the consent of ACE.  Notwithstanding anything to the contrary contained herein, in the event that ***.

3.                                       In the event that (i) any applicable law, rule or regulation prohibits or materially limits the Issuing Bank from sponsoring or NetSpend from supporting the Overdraft Program (as hereinafter defined), or (ii) NetSpend or the Issuing Bank is directed by any regulatory or judicial authority to cease or materially limit the Overdraft Program, NetSpend may remove the overdraft feature from the ACE Elite Card upon prior written notice to ACE.  In the event that (i) applicable law, rule or regulation or (ii) any directive of any regulatory or judicial authority doesn’t prohibit the Issuing Bank from sponsoring or NetSpend from supporting the Overdraft Program, but NetSpend’s continued support of the Overdraft Program in light of such law, rule, regulation or directive has an adverse effect on NetSpend’s reasonable expectations with respect to the cost and/or revenues of its card programs (e.g., decreases in interchange revenues), NetSpend may modify the amount of the ACE Overdraft Fee, the effect of which on ACE shall be proportionate to the effect of such law, rule, regulation or directive on NetSpend, by providing ACE at least thirty (30) days prior written notice of such modification (“Notice Period”).  During the Notice Period, NetSpend agrees to meet in good faith with ACE to discuss the modification and the manner in which it was calculated, including the calculated effect of such modification on ACE and the calculated effect of such law, rule, regulation or directive on NetSpend.   Continuation of the Elite Offering and the fees payable to ACE in connection therewith are not contingent on the continuation of the overdraft feature on ACE Elite Cards.  For purposes of this Agreement, the “Overdraft Program” is the overdraft protection program sponsored by the Issuing Bank with respect to which NetSpend serves as the program manager.

4.                                       Subject to paragraphs 5 and 11 below, ACE will charge holders of NetSpend cards (including, without limitation, ACE/NetSpend Cards) a fee for each Cash Withdrawal at an ACE location that is equal to the fee charged for cash withdrawals at ACE locations with respect to other prepaid debit cards, except that any ACE/NetSpend Card issued on or prior to the date that the Elite Offering becomes available in ACE locations will continue to be eligible for free Cash Withdrawals on the same terms and conditions as such ACE/NetSpend Card was eligible for free Cash Withdrawals as of the date such ACE/NetSpend Card was issued.  For purposes of clarity, with respect to any ACE/NetSpend Card issued on or prior to the date that the Elite Offering becomes available in ACE locations, (i) any daily limit that was in place with respect to Cash Withdrawals as of the

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date such ACE/NetSpend Card was issued and (ii) any conditions to free Cash Withdrawals in effect as of the date such ACE/NetSpend Card was issued (such as enrollment in direct deposit, etc.), shall continue to apply to Cash Withdrawals from such ACE/NetSpend Cards at ACE locations.

5.                                       At such times as NetSpend may request, ACE shall offer holders of Premier Cards who meet the same eligibility criteria as holders of ACE Elite Cards free Cash Withdrawals at all ACE locations, subject to a daily limit of $150 per day (subject to modification as agreed by the parties) (the “Premier Cash Withdrawal Offering”).  NetSpend will pay ACE an amount equal to ACE’s then-current direct costs (which is $*** per transaction as of the date hereof) for each free Cash Withdrawal effected on a Premier Card.  ACE will provide NetSpend with at least thirty (30) days written notice of any change to ACE’s direct costs.

MATTERS RELATING SPECIFICALLY TO ACE ELITE CARDS

6.                                       NetSpend agrees to use commercially reasonable efforts to (i) allow eligible ACE Basic Cards issued prior to *** to be upgraded to ACE Elite Card status (with a monthly service fee of $***) by the holder thereof making a request to NetSpend or an ACE location, and (ii) allow eligible ACE Basic Cards issued on or after *** to be upgraded to ACE Elite Cards status (including a monthly service fee of $***) upon such ACE Basic Card becoming eligible for upgrade, subject to ACE’s cooperation with NetSpend with respect thereto (the “Elite Offering”).  ACE Basic Cards will become eligible for upgrade to ACE Elite Card status in accordance with Schedule 1 hereto.  With respect to the upgrade of any ACE/NetSpend Card, the employee effecting such upgrade will not be entitled to an incentive under any Employee Incentive Program.

7.                                       Notwithstanding anything to the contrary set forth in the Agency Agreement, (i) the Monthly Subscription Fee with respect to ACE Elite Cards shall be as set forth in Schedule 3 hereto and (ii) the Monthly Subscription Fee and Annual Subscription Fee with respect to ACE Basic Cards shall be as set forth in Schedule 3 to the Agency Agreement.  To the extent that this paragraph 7 and Schedule 3 to the Agency Agreement are inconsistent, this paragraph 7 shall prevail.

8.                                       As soon as is reasonably practicable following the availability of the ACE Elite Card, ACE will market the ACE Elite Card in each of its locations where it is currently offering ACE/NetSpend Cards with marketing materials to be provided by NetSpend.  ACE and NetSpend will use good faith efforts to research the availability of brand names for the ACE Elite Card and settle on the brand no later than July 30, 2010 (such mutually agreed upon brand shall be referred to herein as the “Elite Brand”).

9.                                       ACE and NetSpend agree to initiate customer winback programs such that an ACE Elite Card will be direct mailed to holders of Inactive ACE/NetSpend Cards.

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For example, of the approximately *** monthly holders of Inactive ACE/NetSpend Cards per month, the parties will work to identify and prioritize winback efforts for inactive direct deposit customers and non-direct deposit customers with historical monthly loads in excess of $*** per month.  The costs of any such winback program, including, without limitation, printing and embossing, carrier printing, storage, shipping and postage, will be borne equally by the parties.  NetSpend will administer the winback programs.  ACE and NetSpend additionally agree to work together on acquisitions through alternative channels with respect to the ACE Elite Card as agreed by the parties.  The costs of any such alternative acquisition campaigns, including, without limitation, printing and embossing, carrier printing, storage, shipping and postage, will be borne equally by the parties.

10.                                 NetSpend shall not use the Elite Brand with respect to the skin design of any NetSpend card other than ACE/NetSpend Cards.

11.                                 ACE may offer ACE/NetSpend Cards with ACE Elite Card status free Cash Withdrawals at ACE locations, subject to a daily limit of $150 per day (subject to modification as agreed by the parties) (the “ACE Elite Cash Withdrawal Limit”), except that any such ACE/NetSpend Card with ACE Elite Card status that (i) was issued on or prior to the date that the Elite Offering becomes available in ACE locations and (ii) was, as of the date such ACE/NetSpend Card issued, (A) not subject to a daily limit or (B) subject to a daily limit that was in excess of the ACE Elite Cash Withdrawal Limit, will continue to be subject to such daily limit or continue to not be subject to a daily limit, as applicable, rather than be subject to the ACE Elite Cash Withdrawal Limit.

12.                                 In the event that NetSpend desires ***.  In the event that ACE desires ***.  For purposes of this Agreement, a “NetSpend-Branded Card” is a NetSpend card (or any card of any subsidiary of NetSpend) that is marketed through NetSpend’s or such subsidiary’s direct-to-consumer and/or online marketing programs and not through a retail distributor or corporate employer.  For purposes of clarity, a NetSpend card issued through a private label card program managed by NetSpend for a third party will not constitute a “NetSpend-Branded Card” for purposes of this MOU.

13.                                 Following NetSpend’s delivery to ACE of the range of bin numbers for NetSpend-Branded Cards, ACE will not attempt to convert holders of NetSpend-Branded Cards to ACE/NetSpend Cards.

14.                                 Promptly after the execution of this MOU by the Parties, the Parties agree to make a joint request to the American Arbitration Association to dismiss that certain arbitration initiated by ACE on June 11, 2010 and to enter into a mutual release of claims and counterclaims to the extent such claims and counterclaims relate to or arise out of the subject matter thereof.

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15.                                 This MOU will terminate upon the termination or expiration of the Agency Agreement.  The terms of the Agency Agreement shall govern this MOU as well, including, without limitation, termination rights.  Notwithstanding the foregoing, to the extent that the Agency Agreement and this MOU are inconsistent, this MOU shall prevail.

This MOU merely sets forth our understanding with respect to the Offering.

[SIGNATURE PAGE FOLLOWS]

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NETSPEND:

NETSPEND CORPORATION

By:	/s/ Daniel R. Henry
Daniel R. Henry
Chief Executive Officer

ACE:

ACE CASH EXPRESS, INC.

By:	/s/ Allen Klose
Name:	Allen Klose
Title:	CMO

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Schedule 1

ACE Basic Card

•                  The pricing and features of the ACE/NetSpend Cards currently offered by ACE will remain as they currently exist, except that:

•                  ACE and NetSpend will work together to design and develop a new skin in accordance with Section 8 of the Agency Agreement.

•                  Subject to the following sentence, holders of the ACE Basic Card will receive a money-back guaranty so that they will be refunded any application fees and monthly subscription fees paid on terms mutually agreeable to ACE and NetSpend, provided that ACE will solely fund the refund of any application fee.  NetSpend consents to a ninety (90) day pilot of a money back guaranty on monthly subscription fees in a defined market on such terms as agreed upon by the parties. The parties will work in good faith to agree upon the details surrounding the pilot.

ACE Elite Card

•                  ACE/NetSpend Cards with ACE Elite Card status will have the following features:

•                  The monthly service fee with respect to ACE Elite Card status will initially be $***.

•                  The overdraft amount on ACE Elite Cards will be capped at $*** (the “Overdraft Cap”).  ***   NetSpend may modify the Overdraft Cap at anytime upon the request of the Issuing Bank.

•                  ACE and NetSpend will work together to design and develop a new skin in accordance with Section 8 of the Agency Agreement.

•                  ***

•                  An ACE Basic Card will be eligible for upgrade to ACE Elite Card status during any calendar month if direct deposits totaling at least $*** have been made to such ACE Basic Card during each of the *** immediately preceding calendar months, provided that such ACE Basic Card will no longer be eligible for ACE Elite Card status if during any calendar month direct deposits totaling at least $*** are not made to such ACE Basic Card.  For purposes of clarity, an ACE/NetSpend Card with ACE Elite Card status will no longer qualify as an ACE Elite Card if during any calendar month direct deposits totaling at least $*** are not made to such ACE/NetSpend Card.

•                  ACE Elite Cards will be not be assessed a surcharge for any ATM transaction effected within any surcharge-free ATM network that NetSpend participates in.  For purposes of clarity, the foregoing does not apply to any fee assessed by NetSpend or the Issuing Banks with respect to ATM transactions

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Schedule 2

Overdraft Fees

With respect to each overdraft fee collected by NetSpend with respect to an ACE/NetSpend Card during any calendar month that is not subsequently refunded by NetSpend to the holder of such ACE/NetSpend Card, NetSpend shall pay to ACE a fee (the “ACE Overdraft Fee”).  The ACE Overdraft Fee shall be equal to ***% of all overdraft program management fees paid to NetSpend by the Issuing Bank arising from overdraft fees collected by NetSpend with respect to ACE/NetSpend Cards for such month.  For example, the current overdraft management fee paid to NetSpend by the Issuing Bank is $*** per overdraft fee repaid by the cardholder and, therefore, the ACE Overdraft Fee would be $***.

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Schedule 3

ACE Elite Monthly Subscription Fees

NetSpend shall pay to ACE a fee with respect to each month (the “Monthly Subscription Fee”) for each customer holding an ACE Elite Card that is enrolled in a monthly service plan with respect to such ACE Elite Card for which NetSpend collects a monthly fee (“ACE Elite Monthly Customer Subscription Fee”) from the accountholder (a “ACE Elite Monthly Subscription Account”).  The Monthly Subscription Fee shall be payable ***.  The Monthly Subscription Fee with respect to any month shall be equal to a percentage of all ACE Elite Monthly Customer Subscription Fees collected by NetSpend for such month, such percentage to be based on the Total Load Volume for such month as follows:

Total Load Volume	ACE Percentage

<$***	***	%
>$***	***	%
>$***	***	%
>$***	***	%
>$***	***	%